                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
                                          [_]CONFIDENTIAL, FOR USE OF THE
[_]Preliminary Proxy Statement               COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))
[_]Definitive Proxy Statement
[X]Definitive Additional Materials
[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                                  Filing by:

                           MORGAN STANLEY GROUP INC.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                           MORGAN STANLEY GROUP INC.
-------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[_]No fee required.
[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
  (1)Title of each class of securities to which transaction applies:

    Morgan Stanley Group Inc. common stock, par value $1.00 per share ("Morgan Stanley Common Stock")
  (2) Aggregate number of securities to which transaction applies:
    158,198,183 shares of Morgan Stanley Common Stock
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    The per unit price of each share of Morgan Stanley Common Stock is $63.75 (the average of the high and low prices per share of Morgan Stanley Common Stock on February 28, 1997). The filing fee of $2,017,027 has been calculated in accordance with Rule 0-11 under the Exchange Act and is equal to 1/50 of 1% of the product of 158,198,183 (the number of shares of Morgan Stanley Common Stock known to be outstanding on February 28, 1997) and $63.75.

    ------------------------------------------------------------------------
  (4) Proposed maximum aggregate value of transaction:
    $10,085,134,166

    ------------------------------------------------------------------------
  (5) Total fee paid:
    $2,017,026.83 (Fee paid by wire transfer on March 3, 1997. Dean Witter Discover's account number for fees is 0000895421.)
[X]Fee paid previously with preliminary materials.
[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

    ------------------------------------------------------------------------

  (2) Form, Schedule or Registration Statement No.:

    ------------------------------------------------------------------------

  (3) Filing Party:

    ------------------------------------------------------------------------

  (4) Date Filed:

    ------------------------------------------------------------------------

                           MORGAN STANLEY GROUP INC.
                                 1585 BROADWAY
                           NEW YORK, NEW YORK 10036

                                                                 April 11, 1997

Dear Employee Stockholder:

  As an employee of one of the subsidiaries of Morgan Stanley Group Inc. (the "Company") and a party to the Stockholders' Agreement dated as of February 14, 1986 among the Company and the persons listed on Appendix A thereto, as amended, and/or certain agreements entered into between the Company and certain former general partners of Miller Anderson & Sherrerd, LLP, and/or similar agreements entered into pursuant to the grant of stock awards, stock unit awards or stock option awards under the Company's 1988 Equity Incentive Compensation Plan, as amended, 1995 Equity Incentive Compensation Plan, 1986 Stock Option Plan, as amended, and/or Performance Unit Plan, you are entitled to participate in a Preliminary Vote (the "Preliminary Vote") of certain of the Company's employee stockholders concerning the matters to be voted on at the Company's Special Meeting of Stockholders to be held on May 28, 1997 (the "Special Meeting"). The Preliminary Vote will be taken by written consent dated as of Wednesday, May 7, 1997. A proxy/voting directive card is enclosed to enable you to participate in the Preliminary Vote.

  Employees of the Company who are entitled to vote shares of the Company's Common Stock that are subject to the Preliminary Vote are required to grant irrevocable proxies voting their shares of Common Stock subject to the agreements in accordance with the vote of the majority of the shares voting in the Preliminary Vote on all matters submitted to the Preliminary Vote and granting to Jonathan M. Clark or Philip N. Duff authority to vote such shares of Common Stock in such person's discretion on any other matter properly coming before the Special Meeting. It is therefore essential that you vote your shares of Common Stock subject to the Preliminary Vote. After reading the enclosed Joint Proxy Statement/Prospectus, kindly complete, sign and promptly return the proxy/voting directive card on or before May 7, 1997 in the enclosed envelope. The same card serves as a directive to State Street Bank and Trust Company, as Trustee (the "Trustee") of the Morgan Stanley Group Inc. "Rabbi" trust (the "Trust"), instructing the Trustee how to vote the shares of Common Stock held on your behalf in the Trust in the Preliminary Vote. The Trustee will vote the shares at the Special Meeting in accordance with the results of the Preliminary Vote. The number of shares subject to the directive to the Trustee corresponds to the number of stock units you received as part of your compensation.

  Once the Preliminary Vote has been completed, pursuant to the enclosed proxy/voting directive card we will have your shares of Common Stock that are subject to the voting restrictions voted at the Special Meeting in accordance with the results of the Preliminary Vote. Shares of Common Stock not subject to the Preliminary Vote that are held by you on April 4, 1997 may be voted in your sole discretion, following the procedures set forth in the following paragraph.

  With respect to the shares of Morgan Stanley Group Inc. and Subsidiaries Employee Stock Ownership Plan Convertible Preferred Stock ("ESOP Stock") allocated to you, if any, or any shares of Common Stock owned by you that are not subject to the Preliminary Vote, you should receive a separate mailing that includes a proxy card whereby you are able to (i) direct Northern Trust Company, as Trustee of the ESOP, how to vote shares of ESOP Stock at the Special Meeting and (ii) vote the shares of Common Stock that are held by you and not subject to the Preliminary Vote. In the separate mailing you will also find a letter to stockholders, a notice setting forth the business expected to come before the Special Meeting and the Joint Proxy Statement/Prospectus. Please refer to the Joint Proxy Statement/Prospectus for a description of the matters to be voted on in the Preliminary Vote and at the Special Meeting. If you have not received the separate mailing, please contact Susan Krause in the Legal and Compliance Department at (212) 761-4670.

  You are welcome to attend the Special Meeting, which will be held on Wednesday, May 28, 1997 at 9:30 A.M. at 1585 Broadway, New York, New York. You may also vote your shares of Common Stock that are not subject to the Preliminary Vote in person at the Special Meeting.

                                          Very truly yours,

                                          /s/ Richard B. Fisheer
                                          Richard B. Fisher
                                          Chairman of the Board of Directors

                                          /s/ John J. Mack
                                          John J. Mack
                                          President

                           MORGAN STANLEY GROUP INC.
 THIS PROXY/VOTING DIRECTIVE IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                AND RELATES TO
        THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 1997

     For purposes of a preliminary vote and in accordance with and pursuant to
(i) Article IV, Section 4.1 of the Stockholders' Agreement dated as of February 14, 1986, as amended, among Morgan Stanley Group Inc., a Delaware corporation (the "Company"), and the persons listed on Appendix A thereto, and/or (ii) certain agreements entered into between the Company and certain former general partners of Miller Anderson & Sherrerd, LLP, and/or (iii) Appendix A to the Morgan Stanley Group Inc. 1986 Stock Option Plan, as amended, and/or (iv) Appendix A to the Morgan Stanley Group Inc. Performance Unit Plan, as amended, and/or (v) Appendix A to the award agreements or certificates entered into pursuant to the Morgan Stanley Group Inc. 1988 Equity Incentive Compensation Plan, as amended, and/or (vi) Appendix A to the award agreements or certificates entered into pursuant to the Morgan Stanley Group Inc. 1995 Equity Incentive Compensation Plan, and/or (vii) Exhibit B to the Trust Agreement (the "Trust Agreement") dated as of March 5, 1991, as amended as of April 3, 1996, between the Company and State Street Bank and Trust Company, as trustee (collectively, the "Voting Agreements"), the undersigned, being subject to voting restrictions in one or more of such Voting Agreements, does hereby (A) vote the shares of Common Stock of the Company held by the undersigned which have been issued pursuant to, or are subject to, one or more of the Voting Agreements (other than the number of such shares that corresponds to the number of Stock Units awarded to the undersigned under the Morgan Stanley Group Inc. 1988 Equity Incentive Compensation Plan, as amended, and 1995 Equity Incentive Compensation Plan (the "Trust Shares") and are held by the trustee referred to above (the "Trustee")) in accordance with any instructions on the reverse side, and (B) instruct the Trustee to vote Trust Shares in accordance with any instructions on the reverse side.

     With respect to shares of Common Stock (other than Trust Shares) of the Company held by the undersigned which have been issued pursuant to, or are subject to, one or more of the Voting Agreements (other than the Trust Agreement), the undersigned hereby appoints Jonathan M. Clark and Philip N. Duff, and each of them, attorneys and proxies of the undersigned, with full power of substitution, to vote the number of such shares of Common Stock of the Company which shares the undersigned has the power to vote at the Special Meeting of Stockholders of the Company to be held on May 28, 1997 at 1585 Broadway, New York, New York, and at any adjournments thereof, in accordance with the results of the preliminary vote referred to above irrespective of the instructions on the reverse side and with the same effect as though the undersigned were present in person and voting such shares. The proxies are authorized in their discretion to vote upon such other business as may properly come before the Special Meeting of Stockholders.

     I hereby agree that all power and authority hereby conferred is coupled with an interest and is irrevocable and, to the extent not prohibited by law, shall not be terminated by any act of the undersigned or by operation of law or by the occurrence of any event whatsoever, including, without limitation, the death, incapacity, dissolution, liquidation, termination, bankruptcy, dissolution of marital relationship or insolvency of the undersigned or any similar event. If, after the execution of this document, any such event shall occur before the completion of the actions contemplated hereby, the above-designated attorneys and Trustee are nevertheless authorized and directed to complete all of such actions, to the extent required by the Voting Agreements.

     In the event that the undersigned has executed this document but has not indicated his vote on any of the proposals on the reverse, the number of his shares subject to the Voting Agreements or held on his behalf will be voted in favor of any such above proposal for purposes of the preliminary vote among employee stockholders of the Company who are subject to one or more Voting Agreements.

     The validity, enforceability, interpretation and construction of the foregoing shall be determined in accordance with the substantive laws of the State of Delaware.

This Proxy/Voting Directive is irrevocable.

    Please mark your
[X] vote as in this
    example

This Proxy/Voting Directive will be voted as directed. If this Proxy/Voting Directive is signed and returned but no direction is made, shares of Common Stock other than Trust Shares will be voted "FOR" the item set forth below. The Board of Directors recommends a vote "FOR" Item 1.

1. Proposal to approve and adopt the Amended and Restated Agreement and Plan of Merger, dated as of April 10, 1997, between Morgan Stanley Group Inc. and Dean Witter, Discover & Co., providing for the merger of Morgan Stanley Group Inc. with and into Dean Witter, Discover & Co.

     FOR   AGAINST     ABSTAIN
     [_]    [_]         [_]


SIGNATURE(S)___________________________________________ DATED AS OF MAY 7, 1997
NOTE: Please sign exactly as name(s) appears hereon.